SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                              1MAGE SOFTWARE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid: ______________________________________________
(2) Form, Schedule or Registration Statement no.: ________________________
(3) Filing Party: ________________________________________________________
(4) Date Filed:  _________________________________________________________

                              1MAGE SOFTWARE, INC.
                        6025 S. QUEBEC STREET, SUITE #300
                            ENGLEWOOD, COLORADO 80111
                                 (303) 694-9180

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held June 7, 2004
                                   10:00 a.m.
To Our Shareholders:

      We strongly encourage your attendance and participation at the Annual Meeting of Shareholders of 1mage Software, Inc., which will be held at 10:00 a.m. on Monday, June 7, 2004, at the offices of the Company at 6025 S. Quebec Street, Suite 300, Englewood, Colorado for the following purposes:

      1. To elect five directors to the Board;

      2. To approve and ratify the selection of BKD, LLP as the Company's independent certified public accountants and auditors for the year ending December 31, 2004;

      3. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares reserved under the Plan; and

      4. To transact such other business as may properly come before the Annual Meeting.

      A Proxy Statement explaining the matters to be acted upon at the Annual Meeting is enclosed.

      The Board of Directors has designated April 1, 2004 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

      THE BOARD OF DIRECTORS WOULD LIKE TO EMPHASIZE THE IMPORTANCE OF EXERCISING YOUR RIGHTS AS SHAREHOLDERS TO VOTE ON THE ISSUES DESCRIBED IN THE ENCLOSED PROXY STATEMENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS, APPROVE AND RATIFY THE SELECTION OF BKD, LLP, AND APPROVE THE AMENDMENT TO THE EQUITY INCENTIVE PLAN.

      YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

April 16, 2004                                   David R. DeYoung
                                                 President, CEO

                              1MAGE SOFTWARE, INC.
                        6025 S. QUEBEC STREET, SUITE #300
                            ENGLEWOOD, COLORADO 80111
                                 (303) 694-9180

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 7, 2004
                                   10:00 A.M.

      THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF 1MAGE SOFTWARE, INC., A COLORADO CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE COMPANY AT 6025 S. QUEBEC STREET, SUITE 300, ENGLEWOOD, COLORADO ON MONDAY, JUNE 7, 2004 AT 10:00 A.M., MOUNTAIN DAYLIGHT TIME, AND AT ANY ADJOURNMENT THEREOF. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about April 16, 2004.

      The expense of the Board of Directors' Proxy solicitation will be borne by the Company. In addition to solicitation of Proxies by use of the mails, some of the Company's officers and directors may solicit Proxies by telephone, telegraph or personal interview without any additional compensation to them. The Company will reimburse brokers, nominees, custodians and other fiduciaries for expenses in forwarding Proxy materials to their principals.

      Any shareholder giving a Proxy on the enclosed form may revoke it at any time prior to the exercise thereof by advising the Secretary of the Company in writing at the above address, by properly executing a later dated Proxy, or by appearing in person and voting at the Annual Meeting.

                                VOTING OF SHARES

      Only holders of the Company's outstanding shares of common stock, $.004 par value ("Common Stock"), of record at the close of business on April 1, 2004, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. On that date, there were 3,287,597 shares of Common Stock outstanding. A majority of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

      For the election of directors, of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election are elected to the Board of Directors. Accordingly, the five (5) persons receiving the greatest number of votes at the meeting, in person or by proxy, will be elected. The approval and ratification of the selection of BKD, LLP and the amendment to the Equity Incentive Plan require an affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. A majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum. Only those votes cast for the election of directors and the other proposals will be counted as votes in favor or affirmative votes. THE BOARD OF DIRECTORS URGES EACH SHAREHOLDER TO MARK, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

           STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth, as far as is known to the Board of Directors or the management of the Company, the only persons owning on April 1, 2004 more than five percent of the outstanding shares of the Company's Common Stock. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned by each person or entity is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and warrants within 60 days of such date.

--------------------------------------------------------------------------------

                                                             Beneficial
Name and Address of Beneficial Owner                         Ownership(1)        Percent of Class
------------------------------------                         -----------         ----------------
David R. DeYoung                                             933,216 (2),(3)          25.2%
6025 So. Quebec Street #300, Englewood, Colorado 80111

Mary Anne DeYoung                                            402,501 (4)              11.1%
6025 So. Quebec Street #300, Englewood, Colorado 80111

Robert Wiegand II                                             96,000 (5)               2.9%
5261 So. Quebec Street, Greenwood Village, Colorado 80111

John G. Mazza                                                365,937 (6)              11.0%
6613 Zumirez Drive, Malibu, California  90265

Spencer D. Lehman                                            360,638 (7)              10.9%
26671 Latigo Shores Drive, Malibu, California  90265

All  Executive  Officers and  Directors as a Group - 5     2,158,293 (8)              52.8%
persons

--------------------------------------------------------------------------------
(1) Beneficial owners are believed to have sole voting and investment power with respect to the shares shown unless otherwise indicated.
(2) Includes: 387,625 options 30,000 warrants to purchase Common Stock. See EXECUTIVE COMPENSATION - Employment Contract.
(3) Excludes: any shares attributable to Mr. DeYoung's right under his employment contract to maintain his proportional ownership of the Company under certain circumstances. See EXECUTIVE COMPENSATION - Employment Contract.
(4)   Includes 332,000 options to purchase Common Stock
(5)   Includes 76,000 options to purchase Common Stock
(6)   Consists of 3,000 options and 30,000 warrants to purchase Common Stock
(7)   Includes 30,000 warrants to purchase Common Stock
(8)   Includes 798,625 options and 90,000 warrants to purchase Common Stock

                              ELECTION OF DIRECTORS

      The Board of Directors recommends the election as Directors of the five
(5) nominees listed below. The five nominees, if elected, will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. If at the time of the Annual Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

      The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:


                         Period Served as
                          Director of the          All Positions and Offices Held
Name                Age      Company                      With the Company
----                ---      ------                       ----------------
David R. DeYoung    59      Since 1981     President, Chief Executive Officer and Director

Mary Anne DeYoung   50      Since 1994     Treasurer, Chief Financial Officer, Asst. Secretary and Director

Robert Wiegand II   57      Since 1992     Secretary and Director

John G. Mazza       58      Since 2003     Director

Spencer D. Lehman   68      Since 2004     Director


      None of the nominees hold directorships in any other company having a class of securities registered under the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

      There is no arrangement or understanding between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director or nominee.


                      MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors held one meeting and acted once by unanimous written consent during the year ended December 31, 2003. The committees of the Board include an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee. The Board did not make an affirmative decision regarding the independence of the members of the Board for purposes of serving on such committee. The whole Board serves as the nomination committee. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors in accordance with our bylaws, Colorado law and the rules and regulations of the Securities and Exchange Commission.

      The Audit Committee was comprised of Messrs. Wiegand and Knapp during 2003. It held two meetings and acted once by unanimous written consent during the fiscal year. The Audit Committee first adopted its charter in fiscal 2001 and amended it March 4, 2004. Historically the Audit Committee's primary function has been to assist the Board of Directors in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company. The Audit Committee amended its charter to reflect the changes in the powers, duties and responsibilities of audit committees generally after the Sarbanes-Oxley Act of 2002, including but not limited to the power to hire independent legal and accounting experts to advise the Committee at the Company's expense, the duty to approve any non-audit services by the Company's auditors, and the responsibility for selection of the Company's independent auditors. A copy of the amended charter of the Audit Committee is attached hereto as Appendix A. The Company does not have a "financial expert", as defined by the SEC's rules under Sarbanes-Oxley, serving on the Committee because the Board of Directors believes that all of the members of the Board, including but not limited to those serving on the Audit Committee, have sufficient financial knowledge, experience and sophistication to comprehend and critically analyze the Company's financial statements and the audit thereof. Accordingly, the Board has determined that adding a "financial expert" to the Board and the Audit Committee at this time is not a necessary or productive expenditure of the Company's limited resources.

      The Compensation Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options under the Company's Equity Incentive Plan. The members of the Compensation Committee in January and February, 2003 were Messrs. Wiegand and Capeless. Mr. Capeless resigned from the Board of Directors in February of 2003. Mr. Wiegand remained as the sole member of the Committee through the end of the year. The Committee acted one time by unanimous written consent during 2003.

                             DIRECTORS' REMUNERATION

      The Company currently pays non-employee Directors $1,500 per quarter plus specific hourly fees for special meetings or additional participation as a director. Any director who serves on the Compensation Committee automatically receives 4,000 options on the last trading day in June pursuant to the Company's 1996 Equity Incentive Option Plan. Accordingly, on June 30, 2003, Mr. Wiegand, as a member of the Compensation Committee, received fully vested ten year options to purchase 4,000 shares of Common Stock at an exercise price of $0.35 per share, the closing price on the date of grant.

                        DIRECTORS AND EXECUTIVE OFFICERS

      Set forth below are the names of all directors and executive officers of the Company, their ages, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years.

DAVID R. DEYOUNG - CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
      Mr. DeYoung has been President, Chief Executive Officer and a Director of the Company since its formation in 1981. He served in similar capacities with the Company's predecessor corporation from 1979 to 1981. He holds a Bachelor of Science Degree in Business Administration and Computer Science from California State Polytechnic University. Mr. DeYoung is the spouse of Mary Anne DeYoung.

MARY ANNE DEYOUNG - TREASURER, CHIEF FINANCIAL OFFICER, ASSISTANT SECRETARY AND DIRECTOR
      Ms. DeYoung was elected to the Board of Directors in April 1996. Ms. DeYoung was appointed Treasurer, Chief Financial Officer and Assistant Secretary of the Company on December 15, 1994. Ms. DeYoung has served as Vice President, Finance and Administration since July 1986. Ms. DeYoung joined the Company as Controller in April 1981. From 1975 to 1981, Ms. DeYoung was a systems analyst with Arthur Andersen LLP, a financial analyst, and an independent financial consultant. Ms. DeYoung holds a Bachelor of Science Degree in Accounting from the University of Santa Clara. Ms. DeYoung is the spouse of David R. DeYoung.

ROBERT WIEGAND II - SECRETARY AND DIRECTOR
      Mr. Wiegand was elected to the Board of Directors in July 1992. Mr. Wiegand was appointed to the office of Secretary of the Company on March 1, 1994. Mr. Wiegand is presently a lawyer in private practice. From January 15, 1992 to December 26, 1992, he was Vice-President of Administration for Rose Manufacturing Co., a privately held manufacturer of safety equipment based in Englewood, Colorado. Mr. Wiegand has practiced law for 23 years, and prior to joining Rose Manufacturing, was special counsel with Pendleton & Sabian, P.C., a law firm in Denver. Mr. Wiegand graduated Phi Beta Kappa from the Tulane University of Louisiana in 1970 and went on to receive a law degree and was admitted to practice in Louisiana in 1972 and Colorado in 1977. Since 1976, Mr. Wiegand's practice has been limited to securities offerings, estate planning, business organizations and tax law. In addition to membership in six bar Associations, Mr. Wiegand has been admitted to practice before the U.S. Supreme Court, the U.S. District Court (Colorado and ED-Louisiana) and before the U.S. Court of Appeals (5th Circuit).

JOHN G. MAZZA - DIRECTOR
      Mr. Mazza was elected to the Board of Directors in March 2003. Mr. Mazza is currently the President of Drake Holding Corp. and Drake Energy Corp., both Nevada corporations and brokerage firms, located in Malibu, California, and has served in that capacity since 1984 and 1990, respectively. From 1999 to 2001, Mr. Mazza was a founder, Secretary and director of Aoptix Technologies Inc., a manufacturer of free space optical laser data and telecommunication transmission systems. From 1969 to 1984 Mr. Mazza held various senior management positions with William O'Neil and Co. Incorporated, a New York Stock Exchange member firm and O'Neil Data Systems, Inc., a brokerage company. In total, Mr. Mazza has been associated with the securities industry for over 30 years. Mr. Mazza holds a Bachelor of Science degree from Claremont McKenna College and a Masters of Business Administration from the University of Southern California.

SPENCER D. LEHMAN - DIRECTOR
      Mr. Lehman was elected to the Board of Directors in February 2004. Mr. Lehman has been a securities broker with the Shemano Group in Los Angeles, California since 2002. From 1987 until 2002, Mr. Lehman held various positions with Drake Capital, another brokerage firm. From 1962 to 1987, Mr. Lehman held positions at PaineWebber, Dean Witter and Shearson. From 1958 to 1960, Mr. Lehman served as an officer in the United States Navy. Mr. Lehman holds a degree in Geology from the University of California- Los Angeles (U.C.L.A.).

      There is no arrangement or understanding between any of the executive officers and any other persons pursuant to which he or she was or is to be selected as an executive officer.

      CODES OF ETHICS

      The Company has not yet adopted a code of ethics for its principal executive officer and principal financial officer since they are the Company's only two executive officers. The Board of Directors will continue to evaluate, from time to time, whether a code of ethics should be developed and adopted. If the Company does adopt a code of ethics in the future, in light of the Company's modest size, it is likely to apply to all employees rather than only executive officers.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On April 30, 2003, the Company closed on a Revolving Credit Loan Agreement dated effective April 1, 2003 (the "Agreement") with DEMALE, LLC, a Colorado limited liability company ("DEMALE"), under which DEMALE agreed to provide the Company with a line of credit up to $300,000. DEMALE has three members, David R. DeYoung, the Company's President and Chief Executive Officer, and John G. Mazza and Spencer D. Lehman, both Directors and more than 10% shareholders. At closing, each of Messrs. DeYoung, Mazza and Lehman received 30,000 shares of Common Stock based on the closing bid price of $0.23 on April 1, 2003, and a warrant to purchase up to an additional 30,000 shares of Common Stock at $0.18 per share, which price was set by reference to 80% of the closing bid price on April 1, 2003. At December 31, 2003, the Company had been advanced $55,000 under the line of credit. All ongoing and future transactions between the Company and its affiliates will be no less favorable to the Company than from unaffiliated third parties and will be approved by a majority of the Company's disinterested directors.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
      The following sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company. There were no other Executive Officers serving at the end of the last fiscal year whose compensation was greater than $100,000.

-------------------------------------------------------------------------------------------
                                                                Long Term
                                       Annual Compensation *   Compensation     All Other
                                     ---------------------------------------  Compensation
                                      Salary        Bonus         Awards           **
-------------------------------------------------------------------------------------------
                                                                Securities
                                                                Underlying
Name and Principal Position   Year      ($)          ($)        Options (#)        ($)
-------------------------------------------------------------------------------------------
          David R. DeYoung    2003    132,408        5,250        80,000         1,767
            President, CE  O  2002    145,578         0             0            3,068
                              2001    144,260       18,529        25,000         3,156
-------------------------------------------------------------------------------------------

* Mr. DeYoung did not receive additional compensation other than noted above, the aggregate amount of which was the lesser of either $50,000 or 10% of his annual salary and bonus.

** Includes insurance premiums paid by the Company for term life and disability insurance, as well as premiums paid for a key-man life insurance policy which has the death benefit assigned to the Company and the cash value of the policy intended to accrue for the benefit of Mr. DeYoung.

            OPTION GRANTS FOR FISCAL YEAR ENDED DECEMBER 31, 2003
     The following table sets forth the information concerning individual grants of stock options during the last fiscal year to the named Executive Officers:

-------------------------------------------------------------------------------------------
                                   Individual Grants
-------------------------------------------------------------------------------------------
                                Percent of
                    Number of     Total
                   Securities    Options       Exercise
                   Underlying   Granted to        or
                     Options     Employees       Base
                     Granted     in Fiscal       Price       Expiration      Grant Date
      Name           (#)(1)        Year        ($/Share)       Date        Present Value(2)
-------------------------------------------------------------------------------------------
David R. DeYoung      22,500        10%          $.35        01/03/2013        $7,597
-------------------------------------------------------------------------------------------
David R. De Young     27,500        12%          $.385       01/03/2013        $9,268
-------------------------------------------------------------------------------------------
David R. DeYoung      10,000         4%          $.385       06/06/2013        $3,331
-------------------------------------------------------------------------------------------
David R. DeYoung      20,000         9%          $.34        12/31/2013        $6,008
-------------------------------------------------------------------------------------------

(1)   All of the grants were nonqualified stock options.
(2) In accordance with SEC rules, we have used the Black-Scholes option pricing model to estimate the grant date present value of the options set forth in this table. Our use of this model should not be construed as an endorsement of the accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of the Company's Common Stock during the applicable period.


   AGGREGATED OPTION EXERCISES FOR FISCAL YEAR ENDED DECEMBER 31, 2003 AND
                             YEAR-END OPTION VALUES
      The following table sets forth information concerning each exercise of stock options during the last fiscal year by the named Executive Officer and the fiscal year-end value of unexercised options:

----------------------------------------------------------------------------------------------------------------------------
                                                          Number of securities                  Value of unexercised
                      Shares acquired    Value         underlying unexercised                 in-the-money options at
Name                  on exercise (#)    Realized ($)  options at fiscal year-end (#)           fiscal year-end ($)*
----------------------------------------------------------------------------------------------------------------------------
                                                         Exercisable/unexercisable           Exercisable/unexercisable
----------------------------------------------------------------------------------------------------------------------------
D.R. DeYoung                 0              $ 0                  393,000/0                             $ 0/$ 0
----------------------------------------------------------------------------------------------------------------------------

*For all the unexercised options held as of December 31, 2003, the aggregate dollar value is the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. The price used to calculate these figures is the closing price as of December 31, 2003 as reported on the OTCBB, which was $.31 per share.

    EQUITY COMPENSATION PLAN INFORMATION AS OF YEAR END DECEMBER 31, 2003

                      Equity Compensation Plan Information
---------------------------------------------------------------------------------------------
                              (a)                  (b)                      (c)
---------------------------------------------------------------------------------------------
   Plan Category     Number of securities   Weighted average       Number of securities
                       to be issued upon    exercise price of     remaining available for
                          exercise of          outstanding     future issuance under equity
                     outstanding options,   options, warrants       compensation plans
                      warrants and rights      and rights          (excluding securities
                                                                 reflected in column (a) )
---------------------------------------------------------------------------------------------
Equity compensation
 plans approved by          881,800               $ .54                      0
  security holders
---------------------------------------------------------------------------------------------
Equity compensation
 plans not approved         309,849               $ .42                      0
by security holders
        (1)
---------------------------------------------------------------------------------------------
       Total               1,191,649              $ .51                      0
---------------------------------------------------------------------------------------------

(1) The 1994 Stock Option and Grant Plan, which was adopted by the Company but not approved by the Company's securities holders, was intended to provide incentives for selected persons to promote the financial success and progress of the Company by granting such persons options to purchase shares of Common Stock of the Company, or through the award of shares of the Company's Common Stock. The maximum aggregate number of shares of Common Stock subject to the Plan is 700,000. The Plan is administered by the Board of Directors of the Company. The Plan was amended in 2002 to permit grants to employees who were also members of the Board. In addition, options for 20,000 shares were granted outside of the 1996 Equity Incentive Plan (which was approved by the shareholders) by the Board of Directors on December 31, 2003. Those options are treated in all respects as to terms and conditions as if they were granted under the 1996 Plan.


EMPLOYMENT CONTRACTS
      Mr. DeYoung, the Company's President and Chief Executive Officer, is employed pursuant to a three-year employment contract between the Company and Mr. DeYoung, which has been extended and will expire on October 31, 2005. Since November 1, 1999, the compensation of Mr. DeYoung has been established under the terms of this employment contract. The contract calls for an annual base salary, in an amount determined annually by the Board of Directors, payable semi-monthly, plus expenses and normal fringe benefits. Mr. DeYoung earns a bonus of 5% of the Company's pretax earnings, calculated on a quarterly basis. An annual bonus may be paid to Mr. DeYoung based on the performance of the Company and at the discretion of the Board of Directors. Mr. DeYoung's employment contract provides that should his employment be terminated for any reason other than for cause, he is entitled to a cash severance package equal to one year's cash compensation. In addition, Mr. DeYoung is entitled to receive a grant of a sufficient number of ten-year options as are necessary to permit him to retain the same percentage of beneficial ownership interest in the Company as he held on December 16, 1996. These grants would be made from the Company's Equity Incentive Plan at the fair market value of the Common Stock on the date of grant.

      Ms. DeYoung, the Company's Vice President of Finance and Chief Financial Officer, is employed pursuant to three-year employment contract between the Company and Ms. DeYoung which has been extended and will expire on October 31, 2005. Her compensation is established under the terms of this employment contract. The contract calls for an annual base salary, expenses, normal fringe benefits, as well as a bonus equal to 4% of the

Company's pretax earnings, calculated on a quarterly basis. In addition, Ms. DeYoung's employment contract provides that should her employment be terminated for any reason other than for cause, she is entitled to a cash severance package equal to one year's cash compensation.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Audit Committee") is composed of two directors and operates under a written charter which was first adopted in March 2001 by the Board of Directors and amended in March 2004. The charter is reviewed and updated as needed in accordance with applicable rules of the Securities and Exchange Commission and The Sarbanes-Oxley Act of 2002 (the "Sarbanes Act"). The Board of Directors has made the determination that only one of the members of the Audit Committee, John Mazza, would be considered independent under the Nasdaq definition of "independence" but he still falls outside of the SEC's 10% ownership safe harbor for establishing the higher independence of an audit committee member.

      Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors, BKD, LLP, are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards accepted in the United States and issuing a report thereon. The independent auditors have full access to the Audit Committee and meet with them with or without management being present, to discuss appropriate matters. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee's primary responsibility is to monitor and oversee the processes performed by management and the independent auditors. The Audit Committee is also responsible for the appointment and compensation of the Company's independent auditors.

      In this context, the Audit Committee has reviewed and discussed the Company's financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors those matters which are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No.1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

      Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. While the Committee also determined that BKD, LLP be retained as the Company's independent auditors for the fiscal year ending December 31, 2004, it also reserved the right to consider retaining a different independent auditor for that year if, after a review of the services provided and fees charged by BKD, LLP the Committee determines that a new independent auditor could provide a higher level of service at a competitive price. It is the Committee's intent to conduct such a review of

BKD, LLP in the next few months, including an evaluation of the services available from and fees charged by, other independent accounting firms.

March 29, 2004                                        Robert Wiegand II
                                                      John G. Mazza

   * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                  APPROVAL AND RATIFICATION OF SELECTION OF
                 INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

      Although approval and ratification by shareholders of the selection of BKD, LLP is not required by the Colorado Business Corporation Act, or by the Company's Articles of Incorporation, as amended, or Bylaws, the Board of Directors believes that a decision of this nature should be confirmed by the Company's shareholders. Accordingly, shareholders are being asked to consider approval and ratification of the selection of BKD, LLP for the year ending December 31, 2004. If a significant number of shares are voted against the approval and ratification of this selection, or if the Audit Committee subsequently determines for any reason that BKD, LLP should not serve as the Company's auditors, the Audit Committee will reconsider its selection of BKD, LLP for the year ending December 31, 2004.

      It is expected that BKD, LLP will have a representative at the Annual Meeting who will be given the opportunity to make any statement deemed necessary and will be available to answer appropriate questions.

FEES PAID TO BKD, LLP

      For the calendar years ended December 31, 2003 and December 31, 2002, BKD, LLP provided services in the following categories and amounts:

                                    Calendar Year              Calendar Year
                                        Ended                      Ended
                                      12/31/03                   12/31/02
                                      --------                   --------
      Audit Fees(1)                    $24,300                    $24,700
      All Other Fees                        $0                         $0

(1) Represents the aggregate fees billed for professional services rendered for the audit and/or reviews of the Company's financial statements and in connection with the Company's statutory and regulatory filings or engagements.

      There were not any non-audit services rendered to the Company by BKD, LLP in calendar 2003 and 2002. While the Audit Committee has not established formal policies and procedures concerning pre-approval of audit or non-audit services, the Company's officers have been informed that all audit and non-audit services must be approved in advance by the Audit Committee. The establishment of any such formal policies or procedures in the future is subject to the approval of the Audit Committee.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
           "FOR" THE APPROVAL AND RATIFICATION OF THE SELECTION OF
                      BKD, LLP AS THE INDEPENDENT CERTIFIED
                   PUBLIC ACCOUNTANTS AND AUDITORS FOR THE
                          YEAR ENDING DECEMBER 31, 2004

    * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                 PROPOSAL TO AMEND THE EQUITY INCENTIVE PLAN

      The Equity Incentive Plan (the "Plan") was adopted by the Board of Directors on December 16, 1996 and approved by the stockholders on May 17, 1997. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company shall be able to attract and retain competent officers and directors by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce.

      On March 4, 2004, the Compensation Committee (the "Committee") approved an amendment to the Plan to increase the number of shares reserved under the Plan. There are currently no shares available for grant under the Plan. The Company's Board of Directors and its Compensation Committee (consisting of Robert Wiegand II and Spencer D. Lehman) believe an increase in the number of options available for grant is important to provide flexibility to the Committee in its administration of the Plan, to encourage stock ownership by employees and management and to permit the Company to attract and retain officers and directors. Management believes that this amendment to the Plan is important to provide incentives to present and future officers and directors because the grant of stock options can represent meaningful compensation but is usually made without the expenditure of the Company's limited cash or other liquid resources. Accordingly, the shareholders are being asked to increase the number of shares reserved under the Plan from 1,000,000 to 1,200,000.

DESCRIPTION OF THE EQUITY PLAN

ADMINISTRATION

      The Plan is presently administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Plan provides that the Plan could in the future be administered by the Board of Directors if and to the extent such administration is consistent with applicable law. Subject to the Plan, the Committee has the authority to determine to whom restricted stock, stock options and stock appreciation rights may be granted, the time or times at which stock, options and rights are granted, the number of shares covered by each such grant, the duration of any options and rights, and any other terms and conditions relating to restricted stock, options and rights. All decisions and interpretations made by the Committee are binding and conclusive on all participants in the Plan.

      Notwithstanding the foregoing, the Board of Directors (with members of the Committee abstaining) has the authority to make grants under the Plan to members of the Committee and may create a formula by which grants will automatically be made to Committee members. The Plan currently has an automatic grant provision whereby members of the Committee are granted fully vested ten year options on the last trading day of June each year exercisable at the closing price on the date of grant. Unless the shareholders approve the amendment to the Plan to increase the number of shares available, no shares will be granted on June 30, 2004.

SECURITIES

      The securities to be issued as restricted stock or upon the exercise of stock options and stock appreciation rights under the Plan are shares of the Company's $.004 par value Common Stock. Pursuant to the Plan, the maximum number of shares of Common Stock that may be issued to participants will not exceed 1,000,000 shares (1,200,000 if this amendment is approved). If any options granted under the Plan are surrendered, or for any other reason cease to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable are available for options to be granted to the same or other participants under the Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock in which event the shares issued in satisfaction of the right are not available for new options or stock appreciation rights under the Plan.

      The market value of the total shares authorized under the Plan as of April 1, 2004 was $850,000.

ELIGIBLE EMPLOYEES AND OTHERS

      Officers and directors of the Company are eligible to receive restricted stock, options and rights under the Plan, provided that incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code (the "Code") may only be granted to officers and directors who are employees of the Company or its subsidiaries. No participant may be granted more than 500,000 options under the Plan.

      As of April 1, 2004, the Company had five officers and directors eligible to receive grants under the Plan.

PLAN BENEFITS

      Set forth below in tabular form are the known benefits or amounts received or to be received by or allocated to each of the named persons or groups under the Equity Plan during fiscal 2004. The Committee or the Board of Directors determines the number of shares of restricted stock, stock options and stock appreciation rights which may be granted to officers and directors of the Company (the "eligible persons") under the Equity Plan. The number of shares of restricted stock, stock options and stock appreciation rights to be granted is entirely in the discretion of the Committee or the Board of Directors, except for the automatic grants of options to purchase 4,000 shares of Common Stock to the members of the Compensation Committee on the last trading day of June of each calendar year. The benefits or amounts to be received by or allocated to all other eligible persons in fiscal 2004 and future years are not determinable.

                                   EQUITY PLAN

Name and Position                  Dollar Value ($)(1)     Number of Shares
-----------------                  -------------------     ----------------

David R. DeYoung, President               -0-                     0
and Chief Executive Officer

Executive Officer Group                   -0-                     0
(2 persons)

Nominee for Director Group                -0-                   8,000
(5 persons)(2)
------------------------

(1) All options have been granted at not less than the fair market value on the date of grant. The dollar value to the grantee is solely dependent on the increase in the stock price subsequent to the date of grant.
(2)   Includes Mr. DeYoung and Ms. DeYoung.

STOCK OPTIONS

      Options granted under the Plan may be either ISOs or nonqualified stock options as determined by the Committee (or the Board of Directors with respect to options granted to Committee members) in is sole discretion in accordance with the Plan. See "Eligible Employees and Others."

OPTION PRICE AND DURATION

      For ISOs, the option price is equal to 100% of the fair market value of the stock on the date the option is granted; provided, however, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, the option price is 110% of the fair market value of the Common Stock on the date of grant.

      The option price for nonqualified stock options may be less than the fair market value of the stock on the date of grant, but in no event will the option price be less than 50% of the fair market value of the stock on the date of the grant.

      "Fair market value" means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the closing price on the date of grant, or (b) as otherwise specified by the Committee.

      Unless otherwise prescribed by the Committee or the Plan, options expire ten (10) years from the date of grant, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, five (5) years from the date of grant.

EXERCISE OF OPTIONS AND PAYMENT FOR STOCK

      Options are exercisable in accordance with the terms and conditions of the grant to the participant. The exercise price of options may be paid in cash or in shares of the Company's Common Stock (valued at the fair market value of the shares on the date of exercise) or by a combination thereof. The Committee may agree to a loan by the Company to one or more participants of a portion of the exercise price (not to exceed the exercise price minus the par value of the shares to be acquired, if any) for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans without further approval. The Committee or the Board of Directors may elect to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option. In such an event, the participant would be deemed to have paid for the exercise of the option with shares of the Company's stock and would receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised.

STOCK APPRECIATION RIGHTS

      Stock appreciation rights may be granted by the Committee on such terms and conditions as it may prescribe, whether in connection with an option granted under the Plan or by itself. Any right related to an option will be alternative to the related option. A stock appreciation right entitles its holder to receive the excess of the fair market value (at the date of exercise) of a share of Common Stock over the price specified in the grant of the right which will be the same as the exercise price of the related option, if any.

EXERCISE OF STOCK APPRECIATION RIGHTS

      A stock appreciation right is exercisable at the time or times specified in the grant which will be the same time or times that the related option is exercisable, if any. Exercise of a stock appreciation right is effected by written notice to the Company. The Company may pay the stock appreciation right in cash or shares of Common Stock or any combination thereof in its sole discretion. The exercise of a stock appreciation right automatically results in the cancellation of the related option, if any, on a share-for-share basis. The Committee may from time to time specify a limit on the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year.

NONTRANSFERABILITY OF OPTIONS AND RIGHTS

      During a participant's lifetime, an option or right may be exercisable only by the participant and options granted under the Plan may not be transferred except by will or the applicable laws of descent and distribution, provided that, to the extent permitted by applicable law, the Committee may permit transferability of nonqualified stock options to the immediate family or a family trust of the participant.

STOCK GRANTS

      The Committee may grant shares of the Company's Common Stock subject to such restrictions, if any, as may be determined by the Committee, including but not limited to, that person's continuous employment by, or service to, the Company for a specified period of time, or the attainment of specified performance goals or objectives. The participant shall have the right to sell, encumber or otherwise transfer stock so granted only to the extent that vest and performance criteria, if any have been satisfied.

TAX WITHHOLDING

      The Company may withhold, or require the payment by any participant of, any state, federal or local taxes resulting from the grant of any restricted stock or the exercise of any option or stock appreciation right, provided that, to the extent permitted by law, the Committee may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.

AMENDMENT, SUSPENSION AND TERMINATION

      The Committee may at any time amend, suspend or terminate the Plan, except that any such amendment cannot impair any rights or obligations under any restricted stock, option or stock appreciation right previously granted under the Plan. Shareholder approval is required for any amendment which (i) increases the number of shares reserved to the Plan or (ii) is required to be approved by shareholders under applicable law.

FEDERAL INCOME TAX CONSEQUENCES

     a. INCENTIVE STOCK OPTIONS. The following general rules are applicable for Federal income tax purposes under existing law to employees of the Company who receive and exercise ISOs granted under the Equity Plan:

          i. Generally, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of the ISO.

          ii. No tax deduction is allowed to the Company upon either grant or exercise of an ISO under the Equity Plan.

          iii. If shares acquired upon exercise of an ISO are not disposed of prior to the later of two years following the date the option was granted or one year following the date the shares are transferred to the optionee pursuant to the exercise of the Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term gain or loss to the optionee.

          iv. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of any excess of the fair market value of the shares at the time of exercise of the option over the exercise price or the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          v. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes.

          vi. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of the exercise price and the amount of ordinary income recognized under the above rules will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares.

          vii. The bargain element at the time of exercise of an ISO, i.e., the amount by which the fair market value of the Common Stock acquired upon exercise of the ISO exceeds the exercise price, may be taxable to the optionee under the "alternative minimum tax" provisions of the Code.

     b. NONQUALIFIED OPTIONS. Nonqualified Options are taxed in accordance with Section 83 of the Code and the Regulations issued thereunder. The following general rules are applicable to United States holders of such options and to the Company for Federal income tax purposes under existing law:

          i. The optionee does not realize any taxable income upon the grant of a Nonqualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

          ii. The optionee will recognize ordinary compensation income at the time of exercise of a Nonqualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company will require employees to make appropriate arrangements for the withholding of taxes on this amount.

          iii. When the optionee sells the shares, he or she will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income). If the optionee holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

          iv. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE EQUITY
                                 INCENTIVE PLAN.

     * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a). The Company believes that all Section 16(a) Securities and Exchange Commission filing requirements applicable to the Company's executive officers and directors for calendar 2003 were timely met.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      The Company's Annual Report on Form 10-K for the year ended December 31, 2003 accompanies this Proxy Statement. The audited financial statements of the Company are included in the Form 10-K. Copies of the exhibits to the Form 10-K are available from the Company upon written request of a shareholder and payment of the Company's out-of-pocket expenses addressed to Mary Anne DeYoung, 6025 S. Quebec Street, Suite 300, Englewood, Colorado 80111. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov/edgarhp.htm that contains the Form 10-K, the exhibits filed with the Form 10-K, and other information concerning the Company which have been electronically filed by the Company with the Commission.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

      Proposals of shareholders of the Company intended to be presented by such shareholders at the next annual meeting of shareholders to be held after the 2003 Annual Meeting must be received at the offices of the Company, 6025 S. Quebec Street, Suite 300, Englewood, Colorado 80111 no later than December 12, 2004, in order that they may be included in the proxy statement and proxy for the 2004 Annual Meeting. In addition, any such proposals must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the proxy statement and proxy for that meeting. If the date of the 2004 Annual Meeting is advanced by more than 30 days or delayed (other than as result of adjournment) by more than 30 days from the anniversary of the 2003 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 60th day prior to the 2004 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

                           SHAREHOLDER COMMUNICATIONS

      The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Robert Wiegand II, Corporate Secretary, 6025 S. Quebec Street, Suite 300, Englewood, Colorado 80111, whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

                                  OTHER MATTERS

      The Board of Directors knows of no other matter to be brought before the 2004 Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote in accordance with their best judgment the Proxies solicited and received by the Company.

                                   APPENDIX A


                              AMENDED AND RESTATED

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                              1MAGE SOFTWARE, INC.

      This Charter outlines the purpose, composition and responsibilities of the Audit Committee (the "Committee") of 1mage Software, Inc. (the "Company"), and how these responsibilities are to be discharged. The Committee shall review and update this Charter on the annual basis, as conditions dictate.

                                    ARTICLE I

                                     PURPOSE

      PRIMARY PURPOSE. The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities of financial reporting and internal financial and accounting control of the Company by reviewing:

      - the financial reports and other financial information provided by the Company to any governmental body or public;

      - the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and

      - the Company's auditing, accounting and financial reporting generally.

      Consistent with this function, the Committee should encourage continuous improvement of and should foster adherence to the Company's policies, procedures and practices at all levels.

                                   ARTICLE II

                          COMPOSITION OF THE COMMITTEE

      2.01. NUMBER AND ELECTION. The Committee shall be comprised of two or more Directors of the Company as determined by the Board of Directors. The Committee members shall be elected by the Board of Directors at the meeting following the annual shareholders' meeting of the Company or until their successors are duly elected and qualified at a Board of Directors meeting.

      2.02. INDEPENDENT DIRECTORS. The majority of the Committee shall be independent directors who are free from any relationship with the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For the purposes of this Charter, independence shall be determined by reference to Nasdaq listing standards unless the Board of Directors determines that considering all the facts and circumstances, a director should be considered "independent" notwithstanding a failure to meet the Nasdaq listing standards definition.

      2.03. QUALIFICATIONS. Every member of the Committee shall be familiar with basic finance and accounting practices and with the business of the Company and its industry to the extent necessary to effectively perform his or her functions as a member of the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      2.04. CHAIRMAN. Unless a Chairman of the Committee is elected by the Board of Directors, the members of the Committee may designate a Chairman by majority vote of all the Committee's members. The Chairman shall be an independent director and shall possess adequate knowledge in accounting, finance, and the business and affairs of the Company to qualify as a financial expert under SEC and Nasdaq rules unless the Board of Directors determines that, considering all the facts and circumstances, a director should be considered a "financial expert" notwithstanding a failure to meet the SEC and Nasdaq rules.. The Chairman shall preside over all the meetings of the Committee and shall supervise and direct the activities of the Committee, including contacts with legal counsel and the independent auditors.

                                   ARTICLE III

                                  COMPENSATION

      The Board of Directors shall establish the compensation of the Committee members for service on the Committee.

                                   ARTICLE IV

                                    MEETINGS

      4.01. REGULAR MEETINGS. The Committee shall meet four times annually, or more frequently as circumstances dictate. The Committee may provide by resolution the date, time and place for the holding of regular meetings without other notice. The Committee may ask members of Company management or others to attend meetings and provide pertinent information as necessary. The Committee may at any time choose to exclude members of the Company's management from all or a portion of its meetings, including the exclusion of a member of the Committee from the Committee's discussions with legal counsel or the independent auditors.

      4.02. SPECIAL MEETINGS. In addition to or as part of the regular Committee meetings, the Committee members may meet periodically with the management of the Company, the Company's internal accounting department and the Company's independent auditors to discuss any financial, accounting and audit matters, including preparation and review of the annual and quarterly financial statements. The Committee may meet with these groups in separate sessions if the Committee or each of these groups believe that such meetings should be conducted privately.

      4.03. MINUTES. The Committee shall keep minutes of all of its meetings as a Committee.

                                    ARTICLE V

                           RESPONSIBILITIES AND DUTIES

      5.01. PRIMARY RESPONSIBILITIES. The Committee shall serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the efforts of the Company's independent auditors and accounting department and provide an open avenue of communication among the independent auditors, financial and senior management, the accounting department, and the Board of Directors. To fulfill its responsibilities, the Committee shall carry out activities enumerated below.

      5.02. REVIEW OF DOCUMENTS AND REPORTS. The Committee shall review the Company's annual and quarterly financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. When practicable, prior to the filing of the Company's 10-Qs, and prior to the public release of quarterly or annual earnings, the Committee, or its Chairman representing the Committee, shall review such reports or releases with management and, if appropriate, the independent auditors. In addition, the Committee shall review any internal reports to management prepared by the accounting department and management's responses, if any, to such reports.

      5.03. INDEPENDENT ACCOUNTANTS. The Committee shall select the independent auditors, consider their independence and effectiveness, pre-approve all permissible non-audit services and all audit, review or attest engagements required under the securities law, review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the auditors have with the Company to ensure their continuing independence. The Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

      5.04. FINANCIAL REPORTING PROCESSES. The Committee shall review the integrity of the Company's financial reporting processes, both internal and external, and consult with the independent auditors with respect to the quality and appropriateness of the Company's accounting principles as applied to financial reporting. If, upon its review and consultation with management and the independent auditors, the Committee determines that major changes to the Company's auditing and accounting principles and practices are required, the Committee shall approve such changes or improvements, if appropriate. The Committee shall monitor the implementation of such changes and improvements.

      5.05. REPORTING TO THE COMMITTEE. The Committee shall establish separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each of the above groups as to appropriateness of such judgments.

      5.06. PROCESSES IMPROVEMENT. Following completion of the annual audit, the Committee shall review separately with each of management and the independent auditors any significant difficulties and disagreements encountered during the course of preparation of financial statements or audit, including any restrictions on the scope of auditor's work or access to required information.

      5.07. ETHICAL AND LEGAL COMPLIANCE. The Committee shall consider whether management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information, as disseminated to governmental organizations and the public, satisfy legal requirements. In addition, the Committee shall communicate with the Company's legal counsel to the extent necessary to consider any legal matters that could have significant impact on the Company's financial statements, reports and other financial information disseminated to the governmental organizations and the public.

      5.08. OTHER ACTIVITIES. The Committee may perform any other activities consistent with this Charter and the Company's Bylaws, as the Committee or the Board of Directors deem necessary or appropriate.

      5.09. MANAGEMENT'S ASSISTANCE. The Committee shall coordinate with the Board of Directors and management to ensure that the Committee's members have access to the information necessary to effectively monitor the Company's financial reporting, internal financial and accounting controls and internal and external auditing.

                                   ARTICLE VI

                                     REPORTS

      6.01. ANNUAL REPORT. The Committee may prepare and present to the Board of Directors periodic reports summarizing its activities, conclusions and recommendations and its future agendas. The Committee may elect to submit written reports or make regular oral reports to the Board of Directors at meetings of the Board as recorded in the minutes of such meetings.

      6.02. OTHER REPORTS. The Committee shall prepare such other reports or statements as it or the Board of Directors deems necessary or as may be required by law. For example, the Committee may issue one or more statements or reports which may be included in the annual report on Form 10-K, annual report to shareholders, or proxy statement concerning the fact that the Committee has adopted this Charter or that it has satisfied its responsibilities in compliance with this Charter.

                                      PROXY
                              1MAGE SOFTWARE, INC.
                        6025 S. QUEBEC STREET, SUITE 300
                            ENGLEWOOD, COLORADO 80111
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David R. DeYoung and Mary Anne DeYoung as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of 1mage Software, Inc. held of record by the undersigned on April 1, 2004 at the annual meeting of shareholders to be held on June 7, 2004 or any adjournment thereof.

1.    TO ELECT FIVE DIRECTORS
      _____   FOR all nominees listed below
      _____   WITHHOLD AUTHORITY to vote for all nominees listed below


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                DAVID R. DEYOUNG
                                MARY ANNE DEYOUNG
                                ROBERT WIEGAND II
                                  JOHN G. MAZZA
                                SPENCER D. LEHMAN

2. TO APPROVE AND RATIFY THE SELECTION OF BKD, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004

      FOR                    AGAINST                      ABSTAIN
           -------                    ----------                   -----------

3. TO APPROVE AN AMENDMENT TO THE COMPANY'S 1996 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

      FOR                    AGAINST                      ABSTAIN
           -------                    ----------                   -----------

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2004
                                          ------------------------------------
                                                        Signature


                                          ------------------------------------
                                               Signature if held jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE